AMENDMENT NO. 3 TO AGREEMENT AND
                             PLAN OF REORGANIZATION
                        BY AND AMONG MICHAEL FOODS, INC.,
                            M.G. WALDBAUM COMPANY AND
                    PAPETTI'S HYGRADE EGG PRODUCTS, INC., AND
                            QUAKER STATE FARMS, INC.,
                     PAPETTI'S OF IOWA FOOD PRODUCTS, INC.,
                             MONARK EGG CORPORATION,
                             EGG SPECIALTIES, INC.,
                              PAPETTI FOODS, INC.,
                       CASA TRUCKING LIMITED PARTNERSHIP,
               PAPETTI TRANSPORT LEASING LIMITED PARTNERSHIP, AND
                  PAPETTI EQUIPMENT LEASING LIMITED PARTNERSHIP

         THIS AMENDMENT ("Amendment No. 3") is entered into as of February 25, 1998 (effective as of February 26, 1997) by and among MICHAEL FOODS, INC., a Delaware corporation ("Michael"), M.G. WALDBAUM COMPANY, a Nebraska corporation ("Acquisition") and PAPETTI'S HYGRADE EGG PRODUCTS, INC., a New Jersey corporation ("Papetti's Hygrade") and QUAKER STATE FARMS, INC., a Pennsylvania corporation ("Quaker"), PAPETTI'S OF IOWA FOOD PRODUCTS, INC., an Iowa corporation ("Papetti's of Iowa"), MONARK EGG CORPORATION, a Missouri corporation ("Monark"), EGG SPECIALTIES, INC., a Pennsylvania corporation ("Egg Specialties"), PAPETTI FOODS, INC., a New Jersey corporation ("Papetti Foods", and collectively with Quaker, Papetti's of Iowa, Monark, and Egg Specialties, the "Acquired Companies"), CASA TRUCKING LIMITED PARTNERSHIP, a New Jersey limited partnership ("Casa Trucking"), PAPETTI TRANSPORT LEASING LIMITED PARTNERSHIP, a New Jersey limited partnership ("Papetti Transport"), and PAPETTI EQUIPMENT LEASING LIMITED PARTNERSHIP, a New Jersey limited partnership ("Papetti Equipment" and together with Casa Trucking and Papetti Transport, the "Acquired Partnerships") (the Acquired Companies and the Acquired Partnerships are collectively referred to herein as the "Acquired Entities").

                                   RECITALS:

         As of June 28, 1996, Michael, Acquisition and Papetti's Hygrade and the Acquired Entities executed and delivered an Agreement and Plan of Reorganization which was amended and modified by Amendment No. 1 to the Agreement and Plan of Reorganization dated October 18, 1996 and by Amendment No. 2 to the Agreement and Plan of Reorganization dated February 26, 1997 (together, the "Agreement") which the parties now desire to further modify and amend in certain respects.

         NOW, THEREFORE, the parties hereto covenant and agree as follows:

         1. Unless the context otherwise requires, all capitalized terms used herein shall have the meanings ascribed thereto in the Agreement.


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         2. Section 11.4 of the Agreement is hereby amended in its entirety to read as follows:

         "11.4 De Minimus Claims. No party indemnified under Sections 11.1 or
         11.3 above shall make a claim for indemnification unless and until such party has incurred cumulative Losses for which such party is entitled to indemnification in excess of the sum of $700,000 and then only for cumulative Losses in excess of $700,000."

         3. Except as otherwise provided for herein, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of the parties have caused this Amendment to the Agreement to be executed and delivered as of the day and year first above written.

                                  PAPETTI'S HYGRADE EGG PRODUCTS, INC.

                                  By: /s/ Arthur N. Papetti
                                      --------------------------------------
                                           Arthur N. Papetti, President

                                  QUAKER STATE FARMS, INC.

                                  By: /s/ Arthur N. Papetti
                                      --------------------------------------
                                           Arthur N. Papetti, Vice President

                                  PAPETTI'S OF IOWA FOOD PRODUCTS, INC.

                                  By: /s/ Arthur N. Papetti
                                      --------------------------------------
                                           Arthur N. Papetti, Vice President

                                  MONARK EGG CORPORATION

                                  By: /s/ Arthur N. Papetti
                                      --------------------------------------
                                           Arthur N. Papetti, Vice President

                                  EGG SPECIALTIES, INC.

                                  By: /s/ Arthur J. Papetti
                                      --------------------------------------
                                           Arthur J. Papetti, President


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                                  PAPETTI FOODS, INC.

                                  By: /s/ Stephen Papetti
                                      --------------------------------------
                                           Stephen Papetti, President

                                  CASA TRUCKING LIMITED PARTNERSHIP

                                  BY       CASA TRUCKING CORPORATION,
                                           GENERAL PARTNER

                                  By: /s/ Alfred Papetti
                                      --------------------------------------
                                           Alfred Papetti, President

                                  PAPETTI TRANSPORT LEASING LIMITED
                                  PARTNERSHIP

                                  BY       PAPETTI TRANSPORT LEASING
                                           CORPORATION, GENERAL PARTNER

                                  By: /s/ Arthur J. Papetti
                                      --------------------------------------
                                           Arthur J. Papetti, President

                                  PAPETTI EQUIPMENT LEASING LIMITED
                                  PARTNERSHIP

                                  BY       PAPETTI EQUIPMENT LEASING
                                           CORPORATION, GENERAL PARTNER

                                  By: /s/ Arthur J. Papetti
                                      --------------------------------------
                                           Arthur J. Papetti, President

                                  MICHAEL FOODS, INC.

                                  By: /s/ Jeffrey M. Shapiro
                                      --------------------------------------
                                      Jeffrey M. Shapiro
                                      Executive Vice President


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                                  M.G. WALDBAUM COMPANY

                                  By: /s/ Jeffrey M. Shapiro
                                      --------------------------------------
                                      Jeffrey M. Shapiro
                                      Secretary